Exhibit 10.3

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of February 12, 2018, by and between WMIH Corp., a Delaware corporation (the “Company”), and FIF HE Holdings LLC, a Delaware limited liability company (the “Shareholder”), and any other Shareholder Party who becomes a party hereto after the date hereof.

W I T N E S S E T H:

WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of February 12, 2018 (the “Merger Agreement”), by and among the Company, Wand Merger Corporation, a Delaware corporation and a wholly owned subsidiary of the Company, and Nationstar Mortgage Holdings Inc., a Delaware corporation (“Target”), the Shareholder may acquire shares of Common Stock as Merger Consideration (as defined in the Merger Agreement); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, each of the Company and the Shareholder desires to enter into this Agreement to set forth certain rights and obligations of the Company and the Shareholder with respect to the ownership by the Shareholder of the Company’s securities and certain other matters, all in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Defined Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person.

“Agreement” shall have the meaning set forth in the Recitals.

“beneficial owner” or “beneficially own” has the meaning given to such term in Rule 13d-3 under the Exchange Act and a Person’s beneficial ownership of Common Stock shall be calculated in accordance with the provisions of such Rule.

“Black Out Period” shall have the meanings set forth in Section 3.03(b).

“Business Day” means any day other than a day on which banks are required or authorized by law to be closed in the State of New York or the State of Delaware.

“Claims” shall have the meaning set forth in Section 4.04(a).

“Closing” has the meaning assigned to such term in the Merger Agreement.

“Closing Date” has the meaning assigned to such term in the Merger Agreement.

“Common Stock” means the common stock, par value $0.00001 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend, spin-off or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization or business combination.

“Company” shall have the meaning set forth in the Recitals.

“Company Board” means the Board of Directors of the Company.

“Company Offering” means any offering of securities of the Company, in whole or in part, by the Company (other than pursuant to Form S-8 or Form S-4). For the avoidance of doubt, a Company Offering shall not include any secondary offering of Transfer Restricted Securities (as defined in the Series B Registration Rights Agreement) pursuant to a resale shelf registration statement filed by the Company in order to satisfy its obligations under the Series B Registration Rights Agreement.

“control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Covered Securities” means Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock, other than securities that are (A) issued by the Company pursuant to any employment contract, employee or benefit plan, stock purchase plan, stock ownership plan, stock option or equity compensation plan or other similar plan where stock is being issued or offered to a trust, other entity to or for the benefit of any employees, potential employees, consultants, officers or director of the Company, (B) issued by the Company in connection with a business combination or other merger, acquisition or disposition transaction, (C) issued with reference to the common stock of a Subsidiary of the Company (i.e., a carve-out transaction), (D) issued as a dividend or in connection with a dividend investment or shareholder purchase plan or (E) issued in exchange for, or upon exercise or conversion of, (i) currently outstanding securities or (ii) securities issued hereafter that are securities described in clauses (A) through (D) above.

“Demand Notice” shall have the meaning set forth in Section 3.02.

“Demand Registration” shall have the meaning set forth in Section 3.02.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FIF Registration Statement” shall have the meaning set forth in Section 3.01(a)(i).

“Fortress Affiliated Shareholder” means (i) any director or officer of FIG LLC or Fortress Investment Group LLC and (ii) any investment funds (including any managed accounts) managed directly or indirectly by FIG LLC, Fortress Investment Group LLC or any of their respective subsidiaries, and any direct or indirect subsidiary of any such investment fund or managed account.

“Holdback Period” shall have the meaning set forth in Section 4.05.

“incur” means to incur, create, assume, guarantee or otherwise become directly or indirectly liable with respect to.

“Indemnified Parties” shall have the meaning set forth in Section 4.04(a).

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

“Long-Form Demand Registration” shall have the meaning set forth in Section 3.02.

“Meeting Date” means the date of the Company Meeting (as defined in the Merger Agreement) at which the Company Stockholder Approval (as defined in the Merger Agreement) is obtained.

“Merger Agreement” shall have the meaning set forth in the Recitals.

“Minimum Amount” means, at any time, an amount of Registrable Securities representing an aggregate offering price of not less than the lesser of (i) $100,000,000 (on a gross basis, before taking into account any Selling Expenses) and (ii) the value of the Shareholder Parties’ aggregate beneficial ownership of Registrable Securities at such time; provided that the aggregate amount of Registrable Securities to be included in the relevant offering is equal to or greater than the Registrable Amount.

“New Effective Date” shall have the meaning set forth in Section 3.01(b)(i).

“New Filing Date” shall have the meaning set forth in Section 3.01(b)(i).

“Permitted Transferee” means, with respect to each Shareholder Party, (i) any other Shareholder Party, (ii) such Shareholder Party’s Affiliates and (iii) in the case of any Shareholder Party, (A) any member or general or limited partner of such Shareholder Party, (B) any corporation, partnership, limited liability company or other entity that is an Affiliate of such Shareholder Party or any member, general or limited partner of such Shareholder Party (collectively, “Shareholder Affiliates”), (C) any investment funds managed directly or indirectly by such Shareholder Party or any Shareholder Affiliate (a “Shareholder Fund”), (D) any general or limited partner of any Shareholder Fund, (E) any managing director, general partner, director, limited partner, officer or employee of any Shareholder Affiliate, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (E) (collectively, “Shareholder Associates”) or (F) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, consist solely of any one or more of such Shareholder Parties, any general or limited partner of any such Shareholder Party, any Shareholder Affiliates, any Shareholder Funds, any Shareholder Associates, their spouses or their lineal descendants.

“Permitted Transferee Shelf Registration Statement” shall have the meaning set forth in Section 3.01(a)(i).

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any Group (as such term is defined in Section 13(d)(3) of the Exchange Act) comprised of two or more of the foregoing.

“Registrable Amount” means a number of shares of Common Stock equal to 1% of the Common Stock issued and outstanding immediately after the Closing Date, after giving effect to the transactions contemplated by the Merger Agreement to be consummated on the Closing Date.

“Registrable Securities” means any Common Stock received by the Shareholder Parties as Merger Consideration pursuant to the Merger Agreement or subsequently issued with respect thereto (including as a stock dividend or distribution or as part of a stock split). As to any particular Registrable Securities, once issued, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Shareholder Party of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities have been sold in accordance with Rule 144 (or any successor provision), (iii) such securities are sold in a private transaction (except to any Shareholder Party or any other Permitted Transferee) or (iv) such securities shall have ceased to be outstanding. No Registrable Securities may be registered under more than one effective Registration Statement at any one time.

“Registration Expenses” means any and all expenses, other than any Selling Expenses, incident to performance of or compliance with Articles III and IV of this Agreement, including (i) all SEC or securities exchange registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including the reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to this Agreement and all rating agency fees, (v) the fees and disbursements of counsel for the Company and of the Company’s independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance, (vi) the reasonable and documented fees and disbursements of one counsel to the Shareholder Parties, (vii) any reasonable fees and disbursements of underwriters and their counsel customarily paid by the issuers or sellers of securities sold in an underwritten public offering (including, without limitation, fees and expenses related to filings with the Financial Industry Regulatory Authority, Inc.), and the reasonable fees and expenses of special experts retained in connection with the requested registration, but excluding any Selling Expenses, and (viii) all expenses incurred in connection with any road shows (including the reasonable out-of-pocket expenses of the holder of the applicable Registrable Securities).

“Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. For the avoidance of doubt, the definition of “Registration Statement” includes any shelf registration.

“Rule 144” means Rule 144 (or any successor provision) under the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act and other federal securities laws.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means underwriting fees, discounts, and selling commissions, and any and all stock transfer taxes relating to the registration and sale of any Shareholder Party’s Registrable Securities and the fees and expenses of any Shareholder Party’s own counsel to the extent not expressly included in the term “Registration Expenses”.

“Series B Registration Rights Agreement” means the Registration Rights Agreement, dated as of January 5, 2015 (as amended by Amendment No. 1, dated as of January 5, 2018), by and among the Company and each other party from time to time party thereto.

“Shareholder” shall have the meaning set forth in the Recitals.

“Shareholder Party” means any of (i) the Shareholder, (ii) each Fortress Affiliated Shareholder and (iii) each Permitted Transferee who becomes a party to or bound by the provisions of this Agreement in accordance with the terms hereof or a Permitted Transferee thereof who is entitled to enforce the provisions of this Agreement in accordance with the terms hereof, in each case of clauses (i), (ii) and (iii) to the extent that the Shareholder, Fortress Affiliated Shareholders and Permitted Transferees, together, hold at least a Registrable Amount.

“Shelf Registration” means the FIF Registration Statement or the Permitted Transferee Shelf Registration Statement, as applicable.

“Shelf Request Notice” shall have the meaning set forth in Section 3.01(a)(i).

“Shelf Underwritten Offering” shall have the meaning set forth in Section 3.01(c).

“Short-Form Demand Registration” shall have the meaning set forth in Section 3.02.

“Side Letter” means that certain letter agreement being executed by the Company, the Shareholder, KKR Wand Holdings Corporation and KKR Wand Investors Corporation concurrently with this Agreement.

“Subsidiary” means (i) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly, and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

“Suspension Notice” shall have the meaning set forth in Section 3.03(b).

“Target” shall have the meaning set forth in the Recitals.

“Underwritten Offering” of securities means a public offering of all or part of the Registrable Securities registered under the Securities Act in which an underwriter, placement agent or other similar intermediary participates in the distribution of such securities.

“Underwriter Cutback” shall have the meaning set forth in Section 4.01(l).

SECTION 1.02. Interpretation and Other Definitional Provisions. (a) The parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

(b) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole, including any schedules and exhibits hereto and not to any particular provision of this Agreement, and Article and Section or subsection references are to the relevant Articles, Sections and subsections contained in this Agreement unless otherwise specified.

(c) The phrases “the date of this Agreement”, “the date hereof” and terms of similar import, will be deemed to refer to February 12, 2018.

(d) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

ARTICLE II

TRANSFER

SECTION 2.01. Binding Effect on Transferees. A Permitted Transferee shall become a Shareholder Party hereunder, without any further action by the Company, following a transfer by a Shareholder Party of Registrable Securities to such Permitted Transferee upon the execution by such Permitted Transferee of a joinder providing that such Person shall be bound by and shall fully comply with the terms of this Agreement. Any Fortress Affiliated Shareholder shall be deemed to be a Shareholder Party automatically following a transfer of Registrable Securities to such Person, without any further action.

ARTICLE III

REGISTRATION RIGHTS WITH RESPECT TO

THE REGISTRABLE SECURITIES

SECTION 3.01. Shelf Registration Statement Matters. (a) Shelf Registration Statement. Subject to Section 3.03, the Company shall:

(i) at the Shareholder’s written request (the “Shelf Request Notice”), which request may be delivered to the Company at any time following the date of this Agreement, either, at the Shareholder’s discretion:

(A) (x) as promptly as practicable following receipt of the Shelf Request Notice (but no later than the fifth Business Day after the Meeting Date so long as the Shelf Request Notice is delivered prior to the Meeting Date), prepare and file with the SEC a “shelf” Registration Statement covering the resale of the maximum number of shares of Common Stock that, as of the date hereof, may be issued to the Shareholder on the Closing Date as Merger Consideration (as defined in the Merger Agreement) (the “FIF Registration Statement”), for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any successor provisions), which FIF Registration Statement shall (I) be on Form S-3 (or another reasonably appropriate form) and (II) include each selling shareholder that shall be permitted to sell Registrable Securities thereunder, as specified by the Shareholder in its Shelf Request Notice; (y) prior to the FIF Registration Statement becoming effective, prepare and file any supplements or amendments to such FIF Registration Statement as reasonably requested by the Shareholder; and (z) use commercially reasonable efforts to cause the FIF Registration Statement to become effective as soon as practicable after the date on which the Shareholder requests such registration statement to become effective (as provided in a written notice to the Company, but which date of effectiveness shall not be prior to the Closing Date); or

(B) (x) as promptly as practicable following the Closing Date (but no later than the fifth Business Day after the Closing Date so long as the Shelf Request Notice is delivered prior to the Closing Date), prepare and file with the SEC a “shelf” Registration Statement covering the resale of 100% of the Registrable Securities (the

“Permitted Transferee Shelf Registration Statement”) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any successor provisions), which Permitted Transferee Shelf Registration Statement shall (I) be on Form S-3 (or another reasonably appropriate form) and (II) cover any Registrable Securities that may be held from time to time by the Shareholder and any Permitted Transferee (including any selling shareholders identified by the Shareholder in the Shelf Request Notice); (y) prior to the Permitted Transferee Shelf Registration Statement becoming effective, prepare and file any supplements or amendments to such Permitted Transferee Shelf Registration Statement as requested by the Shareholder; and (z) use commercially reasonable efforts to cause the Permitted Transferee Shelf Registration Statement to become effective as soon as practicable after such filing;

provided, that, notwithstanding the foregoing, if the Shareholder delivers a Shelf Request Notice requesting the Company to file the FIF Registration Statement, but such FIF Registration Statement is not permitted by law or the SEC to become or to be declared effective, then the Shareholder shall be permitted to deliver a Shelf Request Notice requesting the Company to file a Permitted Transferee Shelf Registration Statement;

(ii) use commercially reasonable efforts to maintain continuously in effect, supplement and amend, if necessary, the Shelf Registration, as required by the instructions applicable to such registration form or by the Securities Act, until there are no remaining Registrable Securities;

(iii) furnish, upon request, to the holders of the Registrable Securities to which the Shelf Registration relates copies of any supplement or amendment to such Shelf Registration prior to such supplement or amendment being used and/or filed with the SEC.

(b) Effective Shelf Registration Statement.

(i) If at any time, the Shelf Registration ceases to be effective, the Company shall, subject to Section 3.03, file, as promptly as practicable and not later than 30 days after such prior Shelf Registration ceased to be effective (a “New Filing Date”), and use its commercially reasonable efforts to cause to become effective a new Shelf Registration as soon as practicable, but not later than the 60th day after such New Filing Date (a “New Effective Date”); provided, however, that in the event the Company is notified by the SEC that the Shelf Registration will not be reviewed or is no longer subject to further review or comments, the New Effective Date shall be the fifth Business Day following the date on which the Company is so notified if such date precedes the date otherwise required above.

(ii) If, after any Shelf Registration has become effective, it is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or authority, the Company shall use its commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the Shelf Registration or of any order preventing or suspending the use of any prospectus and, if any such order is issued, shall use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment and not later than the 60th day after such order is issued.

(c) Shelf Underwritten Offerings. Subject to Section 3.03 (including any Black Out Period imposed in accordance therewith) and 4.05 (including any Holdback Period imposed in accordance therewith, whether such period is pursuant to the agreement set forth in Section 4.05 or a separate agreement with the underwriters of any Company Offering or Underwritten Offering), the Shareholder or, if the Shareholder has assigned its rights under this Section 3.01 to one or more Permitted Transferees, the Shareholder Parties shall have the right at any time and from time to time to notify in writing the Company of their intent to sell Registrable Securities covered by the Shelf Registration (in whole or in part) in an Underwritten Offering (a “Shelf Underwritten Offering”). Such written notice shall be in writing to the Company and shall specify (x) the aggregate number of Registrable Securities requested to be registered in such Shelf Underwritten Offering and (y) the identity of the Shareholder Parties requesting such Shelf Underwritten Offering. Upon receipt by the Company of such notice, the Company shall promptly comply with the applicable provisions of this Agreement, including the provisions of Section 4.01 relating to an Underwritten Offering. In any Shelf Underwritten Offering, the Shareholder Parties shall have the right to select the investment banker(s) and manager(s) to administer such Shelf Underwritten Offering.

SECTION 3.02. Demand Registration. Subject to Section 3.03 (including any Black Out Period imposed in accordance therewith) and 4.05 (including any Holdback Period imposed in accordance therewith, whether such period is pursuant to the agreement set forth in Section 4.05 or a separate agreement with the underwriters of any Company Offering or Underwritten Offering), following the Closing Date the Shareholder or, if the Shareholder has assigned its rights under this Section 3.02 to one or more Permitted Transferees, the Shareholder Parties shall have the right at any time and from time to time, by delivering a written notice to the Company to require the Company to register pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the number of Registrable Securities with respect to which a Shelf Registration Statement is not currently effective (which shall be no less than the Minimum Amount) requested to be so registered pursuant to the terms of this Agreement on Form S-1 or any similar or successor long-form registration (a “Long-Form Demand Registration”) or, if available, on Form S-3 or any similar or successor short-form registration (a “Short-Form Demand Registration”) (any such written notice, a “Demand Notice” and any such registration, a “Demand Registration”). Each Demand Notice shall be in writing to the Company and shall identify the Shareholder Parties requesting such Demand Registration. Upon receipt by the Company of a Demand Notice, the Company shall promptly comply with the applicable provisions of this Agreement, including the provisions of Section 4.01 relating to an Underwritten Offering. The Shareholder Parties shall have unlimited Demand Registrations, subject to the other restrictions and limitations set forth herein. If the Shareholder Parties intend to distribute the Registrable Securities covered by a Demand Notice by means of an Underwritten Offering, they shall so advise the Company as a part of their Demand Notice and shall have the right to select the investment banker(s) and manager(s) to administer such Underwritten Offering.

SECTION 3.03. Certain Restrictions; Suspension of Registration Rights. (a) The Company shall not be required to effect (i) any Long Form Demand Registration more than once in any twelve (12) month period, or (ii) any Demand Registration (x) within one hundred eighty (180) days after the effective date of a previous Demand Registration, or (y) to the extent such Demand Registration would result in a material breach of a contractual obligation to which the Company is subject pursuant to any underwriters’ lock-up agreement in the context of any prior underwritten offering.

(b) Notwithstanding anything to the contrary herein, if the Company shall at any time furnish to the Shareholder a certificate signed by any of its authorized officers (a “Suspension Notice”) stating that in the good faith judgment of the Company Board the filing or use of a Registration Statement would or would be reasonably expected to be materially adverse to the Company or that the Company or any of its Subsidiaries has pending or in process a transaction, the disclosure of which, in the good faith judgment of the Company Board, would or would be reasonably expected to be materially adverse to the Company or to any proposal or plan of the Company of any of its Subsidiaries to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other transaction, in each case that is material to the Company, then the right of the Shareholder Parties to require the Company to file any Registration Statement or, after the filing thereof, use any Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto shall be suspended for a period of not more than 90 days in any 360 consecutive period (a “Black Out Period”).

(c) During any Black Out Period, no Shareholder Party shall offer or sell any Registrable Securities pursuant to or in reliance upon any Registration Statement (or the prospectus relating thereto) filed by the Company. Notwithstanding the foregoing, if the public announcement of such material, nonpublic information is made during a Black Out Period, then the Black Out Period shall terminate without any further action of the parties and the Company shall promptly notify the Shareholder Parties of such termination. Except in connection with any notice required to be provided hereunder or in connection with any reasonable response to unsolicited written or oral requests from a Shareholder Party or its representatives and affiliates for information, the Company shall use its reasonable best efforts to refrain from providing any Shareholder Party with any material, non-public information without such Shareholder Party’s prior written consent.

SECTION 3.04. Incidental Registration Rights. If at any time following the Closing Date the Company proposes to offer Covered Securities in a registered Company Offering for its own account, each such time it will promptly give written notice to the Shareholder Parties of its intention so to do, and, should Shareholder Parties take all actions requested of them in a timely fashion, the Company will cause to be included in the securities to be covered by the Registration Statement proposed to be filed in connection with the registered Company Offering the Registrable Securities that are included in a written request of any Shareholder Party received by the Company within a timeframe specified by the Company (which shall be reasonable based on the nature and circumstances of the Company Offering). If such registered Company Offering involves an underwriting, the Company shall so advise the Shareholder Parties as a part of the written notice given pursuant to this Section 3.04 and the right of any Shareholder Party to registration pursuant to this Section 3.04 shall be conditioned upon such Shareholder Party’s participation in such underwriting. In such event, if any Shareholder Party proposes to distribute any or all of its Registrable Securities, it shall (together with the Company and any other Shareholder Parties so participating and any other shareholders of the Company participating in such offering pursuant to a contractual, incidental right to participate therein) enter into an underwriting agreement in the form approved by the Company with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 3.04, if there is an Underwriter Cutback, such limitation will be imposed first pro rata with respect to all securities whose holders have a contractual, incidental right to include such securities in the Registration Statement (other than the Shareholder Parties who shall, subject to Section 5 of the Side Letter, be cut back pro rata only after such holders but before the Company) and as to which inclusion has been requested pursuant to such right. Subject to the foregoing, the Company shall be obligated to include in such Registration Statement only such limited portion of Registrable Securities with respect to which any Shareholder Party has requested inclusion hereunder. Notwithstanding the foregoing provisions, the Company may withdraw any Registration Statement referred to in this Section 3.04 without thereby incurring any liability to any Shareholder Party. If any Shareholder Party disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter or in such other manner as may be required by any underwriting agreement to which the Shareholder Party becomes a party in connection with such underwriting. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration and the Company Offering, and the Registration Statement applicable to such registration shall not be available for use by such Shareholder Party in respect of such withdrawn Registrable Securities. Notwithstanding the foregoing, the Company hereby agrees that (x) from and after the date hereof until the earlier of (A) termination of this Agreement and (B) the date that is two (2) years after the Closing Date, it will not grant any Person (other than the Shareholder Parties) any contractual, incidental rights to participate in any Underwritten Offering requested by a Shareholder Party pursuant to this Article III and (y) from and after the date hereof until the date that is six months after the Closing Date, the Company will not grant any Person (other than the Shareholder Parties) any “demand”, “shelf underwritten demand” or other similar registration rights that would require the Company to register Covered Securities held by such other Person and/or participate in any Underwritten Offering in respect thereof.

ARTICLE IV

REGISTRATION PROCEDURES

SECTION 4.01. Registration Procedures. If and whenever the Company is required to effect or cause the registration of any Registrable Securities under the Securities Act pursuant to Article III of this Agreement:

(a) Until such time as there are no Registrable Securities held by any Shareholder Party, the Company will use its commercially reasonable efforts to cause the Registration Statement applicable to such Registrable Securities to become effective and, subject to Section 3.03 hereof, the Company will prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus or prospectus supplement used in connection therewith as may be necessary (i) in the case of a Shelf Registration, to keep such Shelf Registration continuously effective and usable for resale of the Registrable Securities for a period from the date of its initial effectiveness until such time as there are no such Registrable Securities remaining (including by refiling the Shelf Registration (or a new Shelf Registration) if the initial Shelf Registration expires), (ii) in the case of any other Registration Statement, to keep such Registration Statement effective and usable for resale of all such Registrable Securities intended to be sold pursuant thereto, and (iii) to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement. The Company shall use its commercially reasonable efforts to cause any amendment to any Registration Statement to be declared effective by the SEC as soon as reasonably practicable following the filing thereof with the SEC. In the event that the Company is a well-known seasoned issuer (as defined under Rule 405 of the Act) at the time of the filing of the Shelf Registration with the SEC, such Shelf Registration shall be designated by the Company as an automatic Shelf Registration.

(b) Not less than five (5) Business Days prior to the filing of each Registration Statement and not less than one (1) Business Day prior to the filing of any related prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference and any Issuer Free Writing Prospectus), the Company shall furnish to the Shareholder Parties drafts of all such documents proposed to be filed. Such Shareholder Parties shall have the right to request that the Company modify any information contained in such Registration Statement, prospectus, amendment or supplement thereto and the Company shall not file such Registration Statement, prospectus, amendment or supplement thereto until it has taken such steps as it deems appropriate to address the Shareholder Party’s concerns.

(c) The Company will furnish to each Shareholder Party such number of copies of the applicable Registration Statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Shareholder Party may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by such Shareholder Party.

(d) The Company shall use its commercially reasonable efforts to register and qualify the Registrable Securities under such other securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested by the Shareholder Parties, to keep such registration or qualification in effect for so long as such Registrable Securities remain outstanding (in light of the Shareholder Parties intended plan of disposition), and to take any other action which may be reasonably necessary to enable the Shareholder Parties to consummate the disposition in such jurisdictions within the United States of the Registrable Securities; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or subject itself to taxation in any such states or jurisdictions.

(e) After the filing of any Registration Statement, the Company will promptly notify the Shareholder Parties of any stop order issued or threatened by the SEC and shall use its commercially reasonable efforts to prevent the entry of such stop order or to remove it if entered.

(f) The Company shall use its commercially reasonable efforts to cause the Registrable Securities to be listed on the securities exchange on which the Common Stock is then listed and comply in all material respects with the Company’s reporting, filing and other obligations under the regulations of any such other securities exchanges on which the Common Stock is then listed. The Company will not take any action which would be reasonably expected to result in the delisting or suspension of trading of the Common Stock on a national securities exchange.

(g) The Company shall promptly notify the Shareholder Parties:

(i) of the existence of any fact of which the Company is aware or the occurrence of an event or the passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or related prospectus (including any Issuer Free Writing Prospectus) untrue in any material respect or that otherwise requires the preparation of a supplement or amendment thereto so that, as thereafter amended or supplemented, such Registration Statement or related prospectus (including any Issuer Free Writing Prospectus) will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they are made, not misleading and promptly make available to the Shareholder Parties a reasonable number of copies of any such supplement or amendment; provided that any Suspension Notice shall satisfy the notice requirements hereunder;

(ii) when any Registration Statement filed pursuant to this Agreement or any amendment thereto (other than through the incorporation by reference therein of any report, statement or other document required to be filed pursuant to the Exchange Act and the rules and regulations thereunder) has been filed with the SEC, when any Issuer Free Writing Prospectus has been filed relating thereto, and when such Registration Statement or any post-effective amendment thereto has become effective;

(iii) of any request by the SEC for amendments or supplements to any Registration Statement or the prospectus included therein; and

(iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or the issuance of any stop order suspending the effectiveness of any registration statement.

(h) The Company shall use commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by any Shareholder Party.

(i) In connection with an Underwritten Offering, the Company shall:

(i) enter into such customary agreements, including a customary underwriting agreement, in each case in form and substance reasonably satisfactory to the Company, which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the provisions of Section 4.04 hereof, and take such other actions as the Shareholder Parties or the underwriters may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(ii) use its reasonable best efforts to obtain one or more comfort letters, dated such date or dates as are customary for the Company in the context of an underwritten Company Offering, addressed to any underwriters of the Underwritten Offering, signed by the Company’s independent public accountants, in form and covering such matters of the type customarily covered by comfort letters, as the lead underwriters may reasonably request;

(iii) make available for inspection by the Shareholder Parties, by any underwriter participating in any disposition to be effected pursuant to an Underwritten Offering and by any attorney, accountant or other agent retained by the Shareholder Parties or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by a Shareholder Party or any such underwriter, attorney, accountant or agent in connection with such Underwritten Offering;

(iv) if requested by the managing underwriter or agent or the Shareholder Parties, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or Shareholder Parties reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by the Shareholder Parties to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(v) use its reasonable best efforts to obtain for delivery to the underwriter or agent an opinion or opinions from counsel for the Company in customary form;

(vi) have appropriate officers of the Company, and use its reasonable best efforts to cause representatives of the Company’s independent registered public accountants to, participate in any due diligence discussions reasonably requested by the Shareholder Parties or any underwriter;

(vii) otherwise use reasonable best efforts to cooperate as reasonably requested by the Shareholder Parties and the underwriters in any Underwritten Offering in the offering, marketing or selling of the Registrable Securities, including by having appropriate officers of the Company prepare and make customary presentations at any “road shows” in connection with such Underwritten Offering; and

(viii) use reasonable best efforts to take any action requested by the Shareholder Parties, on the one hand, or managing underwriters, on the other hand, in connection with any Underwritten Offering, including any action described in clause (i) through (vii) above, to prepare for and facilitate any “block trade”, “over-night deal” or other proposed sale of Registrable Securities over a limited timeframe.

(j) If requested by any Shareholder Party or any underwriter, promptly incorporate in the registration statement or any prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Shareholder Party may reasonably request to have included therein, including information relating to the “Plan of Distribution” of the Registrable Securities.

(k) No Shelf Underwritten Offering or any Underwritten Offering pursuant to any Demand Notice shall be for less than the Minimum Amount.

(l) The Company shall not be required to effectuate more than four Underwritten Offerings in any twelve (12) month period; provided that no Underwritten Offering shall be counted (i) unless and until the Registration Statement filed in connection therewith is declared effective and the Registrable Securities registered thereunder have been sold (other than any such Registrable Securities excluded from such Underwritten Offering as a result of a determination by the underwriter that marketing factors required a limitation on the number of shares to be underwritten in such offering (an “Underwriter Cutback”)); provided that if the Registrable Securities registered thereunder have not been sold solely due to the actions of the Shareholder Party holding such Registrable Securities such Underwritten Offering shall count for purposes of this Section 4.01(l) unless such Shareholder Party pays all Registration Expenses in connection with such Underwritten Offering, (ii) if, at any time prior to the effective date of the Registration Statement filed in connection therewith, the Shareholder Party revokes the Demand Registration request or request for a Shelf Underwritten Offering, as applicable, relating thereto by providing written notice thereof to the Company; provided that such revoked Demand Registration and Underwritten Offering shall nonetheless count as having been effected unless such Shareholder Party pays all Registration Expenses in connection with such revoked Demand Registration or Shelf Underwritten Offering, as applicable, within thirty (30) days of written request therefor by the Company, (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Underwritten Offering are not satisfied, or (iv) if the relevant offering is subject to a stop order, injunction, or similar order or requirement of the SEC during such period.

SECTION 4.02. Information Supplied. The Company may require any Shareholder Party to furnish the Company with, and such Shareholder Party shall promptly furnish, such information regarding the Shareholder Party and pertinent to the disclosure requirements reasonably relating to the registration and the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing.

SECTION 4.03. Restrictions on Disposition. Subject to Section 3.03(b), each Shareholder Party agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.01(g)(i), (iii) or (iv), such Shareholder Party will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Shareholder Party’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.01(g), and, if so directed by the Company, such Shareholder Party will deliver to the Company all copies, other than permanent file copies then in such Shareholder Party’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

SECTION 4.04. Indemnification. (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to Articles III or IV of this Agreement, the Company shall, and it hereby does, indemnify and hold harmless, to the extent permitted by law, each Shareholder Party who is the seller of any Registrable Securities covered by such registration statement, each Affiliate of such seller and their respective directors, officers, employees, agents and stockholders or members or partners (and any director, officer, Affiliate, employee, agent, stockholder and controlling Person of any of the foregoing), each Person who participates as an underwriter in the offering or sale of such securities and any such underwriter’s directors, officers, employees, agents and each other Person, if any, who controls such underwriter (within the meaning of the Securities Act) (collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof (“Claims”) and expenses (including reasonable attorney’s fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such Claims or expenses arise out of, relate to or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any final or summary prospectus contained therein, any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; provided that the Company shall not be liable to any Indemnified Party in any such case insofar as any such Claim or expense arises out of, relates to or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such Issuer Free Writing Prospectus, preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller specifically for use in the preparation thereof; and, provided further that the

Company will not be liable to any Indemnified Party (and the foregoing indemnity with respect to any untrue statement contained in or omitted from a registration statement or the prospectus shall not inure to the benefit of such Indemnified Party) to the extent it is finally judicially determined that such Indemnified Party prevented through action or inaction the delivery of a prospectus which had been amended or supplemented to correct such untrue statement or omission of a material fact which is the basis of a Claim. The Company’s obligation to indemnify for Claims and expenses hereunder is irrespective of whether the Indemnified Party has itself paid such Claims or expenses.

(b) As a condition to including any Registrable Securities in any registration statement filed in accordance with Section 3.02 or Section 3.04 herein, the Company shall have received a customary agreement from the prospective seller of such Registrable Securities (including each Shareholder Party who is such a seller) and, if applicable, from any underwriter involved in any Underwritten Offering, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.04(a)) the Company and all other prospective sellers (other than the Shareholder Parties) and, if applicable, any underwriter, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter specifically for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective Affiliates, directors, officers or controlling Persons and shall survive the transfer of securities by any seller. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Each indemnified party hereunder shall give prompt written notice to the indemnifying party of any Claim commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party shall not relieve such indemnifying party from any liability which it may have under the indemnity provided in this Section 4.04, unless and to the extent the indemnifying party shall have been actually and materially prejudiced by the failure of such indemnified party to so notify the indemnifying party. Such notice shall describe in reasonable detail such Claim. In case any Claim is brought against an indemnified party, the indemnified party shall be entitled to hire, at its own expense, separate counsel and participate in the defense thereof. If the indemnifying party so elects within a reasonable time after receipt of notice, the indemnifying party may assume the defense of the Claim at the indemnifying party’s own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld, and the indemnified party may participate in such defense at its own expense; provided, however, that the indemnifying party will not settle or compromise any Claim, or consent to the entry of any judgment with respect to any such pending or threatened Claim, without the written consent of the indemnified party unless such settlement, compromise or consent secures the unconditional release of the indemnified party from all liabilities arising out of such Claim; provided further that if the defendants in any such Claim include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, based upon advice of legal counsel, that such Claim involves a conflict of interest (other than one of a monetary nature) that would reasonably be expected to make it inappropriate for the same counsel to represent both the indemnifying party and the indemnified party, then the indemnifying party shall not be entitled to assume the defense of the indemnified party and the indemnified party shall be entitled to separate counsel at the indemnifying party’s expense, which counsel shall be chosen by the indemnified party and approved by the indemnifying party, which approval shall not be unreasonably withheld; and provided further that it is understood that the indemnifying party shall not be liable for the fees, charges and disbursements of more than one separate firm for the indemnified parties. If the indemnifying party assumes the defense of any Claim, all indemnified parties shall thereafter deliver to the indemnifying party copies of all notices and documents (including court papers) received by such indemnified parties relating to the Claim, and each indemnified party shall cooperate in the defense or prosecution of such Claim. Such cooperation shall include the retention and (upon the indemnifying party’s request) the provision to the indemnifying party of records and information that are reasonably available to the Indemnified Party and that are reasonably relevant to such Claim and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. If the indemnifying party is not entitled to assume the defense of such Claim as a result of the second proviso to the fourth sentence of this Section 4.04(c), the indemnifying party’s counsel shall be entitled to conduct the indemnifying party’s defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other, to the extent feasible in light of the conflict of interest or different available legal defenses, to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume the defense, after having received the notice referred to in the first sentence of this Section 4.04(c), the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party; in that event, however, the indemnifying party will not be liable for any settlement of any Claim effected without the written consent of the indemnifying party, which may not be unreasonably withheld, delayed or conditioned. If the indemnifying party is entitled to assume, and assumes, the defense of an action or proceeding in accordance with this Section 4.04(c), the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with that action or proceeding except as set forth in the proviso in the fourth sentence of this Section 4.04(c). Unless and until a final judgment is rendered that an indemnified party is not entitled to the costs of defense under the provisions of this Section 4.04(c), the indemnifying party shall reimburse, promptly as they are incurred, the indemnified party’s costs of defense. The indemnifying party’s obligation to indemnify the indemnified parties for Claims hereunder is irrespective of whether the indemnified party has itself made payments in respect of such Claims.

(d) (i) If the indemnification provided for in this Section 4.04 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Claim or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Claim or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 4.04(d) as a result of the Claim and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any action or proceeding.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.04(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 4.04(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) Indemnification similar to that specified in this Section 4.04 (with appropriate modifications) shall be given by the Company and by each seller of Registrable Securities to the Company with respect to any required registration or other qualification of securities under any law or with any governmental authority other than as required by the Securities Act.

(f) The obligations of the parties under this Section 4.04 shall be in addition to any liability which any party may otherwise have to any other party.

SECTION 4.05. Holdback Agreement. If any Company Offering or any sale of securities in connection with a registration under Article III hereof shall be in connection with an underwritten public offering, each of the Company and each Shareholder Party agree and, if so requested by any underwriter in connection with such offering or sale, shall enter into a customary agreement with such underwriter agreeing, not to effect any sale or distribution, including, in the case of Shareholder Parties, any sale pursuant to Rule 144 under the Securities Act, of any such securities of the Company, or options or other rights convertible into, or exchangeable or exercisable for, such securities (other than as part of such underwritten public offering), within seven (7) days before, or (x) in the case of the Company, ninety (90) days and (y) in the case of the Shareholder Parties, sixty (60) days (or, in each case of clause (x) and (y), such lesser period as the managing underwriters may permit) after, the effective date of any such Company Offering or registration pursuant to Article III or the closing of any sale of securities in connection with a registration under Section 3.02 (except as part of any such registration or sale) (such period, a “Holdback Period”); provided that, notwithstanding the foregoing, with respect to any Company Offering, the Shareholder Parties shall have no obligation under this Section 4.05, and shall not be required to enter into any agreement with an underwriter pursuant to this Section 4.05, in each case that is more restrictive than the obligations imposed on and agreements required to be entered into by the directors and senior executive officers of the Company in connection with such Company Offering.

SECTION 4.06. No Inconsistent Agreement. The Company represents and warrants that it will not enter into, or cause or permit any of its Subsidiaries to enter into, any agreement which conflicts with or limits or prohibits the exercise of the rights granted to the holders of Registrable Securities in this Agreement.

SECTION 4.07. Registration Expenses. Except as otherwise expressly set forth in Article III and Article IV herein, the Company shall pay all Registration Expenses incident to the performance of or compliance with Article III and Article IV of this Agreement, whether or not any Registration Statement is filed or becomes effective or any Registrable Securities are sold pursuant hereto.

ARTICLE V

CERTAIN COVENANTS

SECTION 5.01. Information Rights. (a) Rule 144 Information. For as long as any Shareholder Parties beneficially own any shares of Common Stock, the Company agrees to use its reasonable best efforts to take such actions as are necessary from time to time to enable the Shareholder Parties to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, including using its reasonable best efforts to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) under the Securities Act or any similar or analogous rule promulgated under the Securities Act;

(ii) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(iii) furnish to the Shareholder Parties forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Shareholder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration;

and to use commercially reasonable efforts not terminate its status as an issuer required to file reports under the Exchange Act (even if the Exchange Act or the rules and regulations thereunder would permit such termination).

ARTICLE VI

EFFECTIVENESS

SECTION 6.01. Conditions to Effectiveness. This Agreement (other than Section 3.01, Section 3.03(b) and (c), the last sentence of Section 3.04, Section 4.01 and Article VII, which provisions will become effective on the date hereof) will become effective at the Closing.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01. Governing Law; Venue. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of New York. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in the State of New York solely for the purposes of any suit, action or other proceeding between any of the parties hereto arising out of this Agreement or any transaction contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such New York state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7.04 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 7.02. Termination. The provisions of Article II, Article III, Article IV and Article V of this Agreement shall terminate upon the earlier of (x) the date on which all Shareholder Parties no longer hold any Registrable Securities; provided that this clause (x) shall only apply from and after the Closing Date, and (y) the date of the valid termination of the Merger Agreement by either the Company or Target as provided in Section 9.1 (Termination) of the Merger Agreement. The remaining provisions of this agreement shall terminate in accordance with their terms, or, if no such termination is provided for hereunder, shall survive until terminated by written agreement of each of the parties hereto. Nothing in this Section 7.02 shall relieve any party from any liability for the breach of any provisions set forth in this Agreement prior to such termination. For the avoidance of doubt, this Agreement shall survive the consummation of the Merger and continue in full force and effect until terminated in accordance with this Section 7.02.

SECTION 7.03. Entire Agreement; Amendments. This Agreement and the Side Letter constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

SECTION 7.04. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by email, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Shareholder to it at:

FIF HE Holdings LLC c/o FIG LLC 1345 Avenue of the Americas, 45th Floor New York, New York 10105
Attention:	Randal A. Nardone
Email:	rnardone@fortress.com

with a copy to (which copy alone shall not constitute notice):

Cravath, Swaine & Moore LLP Worldwide Plaza 825 Eighth Avenue New York, New York 10019
Attention:	Damien R. Zoubek
O. Keith Hallam III
Email:	DZoubek@cravath.com
KHallam@cravath.com

If to the Company:

WMIH Corp. Fifth Avenue Plaza, Suite 4100 Seattle, Washington 98104
Attention:	Charles E. Smith, Esq.
Email:	chad.smith@wamuinc.net

with a copy to (which copy alone shall not constitute notice):

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017
Attention:	Lee Meyerson
Elizabeth A. Cooper
Email:	lmeyerson@stblaw.com
ecooper@stblaw.com

and

Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York, New York 10036
Attention:	Kerry E. Berchem
Email:	kberchem@akingump.com

SECTION 7.05. Specific Performance. The Company and the Shareholder acknowledge and agree that irreparable damage to the other party would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to an injunction, injunctions or other equitable relief, without the necessity of posting a bond or proving the inadequacy of monetary damages, to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the parties may be entitled by law or equity.

SECTION 7.06. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

SECTION 7.07. No Third Party Beneficiaries. Other than as set forth in Section 4.04, nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

SECTION 7.08. Successors, Assigns; Transferees. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns and transferees. Except as expressly provided herein, this Agreement and the rights and obligations of any party hereunder may not be assigned by any party hereunder (directly or indirectly, whether by operation of law or otherwise) without the prior written consent of the Company which may be granted or withheld in the Company’s sole discretion, in the case of any assignment by a Shareholder Party, or without the consent of the Shareholder, which may be granted or withheld in Shareholder’s sole discretion, in the case of any assignment by the Company, except that (i) Shareholder’s consent shall not be required in connection with any assignment or deemed assignment by the Company by operation of law, including in connection with sale of a majority of the equity interests or assets of the Company, and (ii) Shareholder may assign its rights and obligations under this Agreement (in whole or in part) without the Company’s consent to any Shareholder Party. For avoidance of doubt, however, no such transfer and assignment shall act to duplicate any limited rights to which the Shareholder is otherwise entitled hereunder.

SECTION 7.09. Expenses. Except as otherwise expressly provided herein, each of the Company and the Shareholder shall bear its own respective expenses incurred on its behalf with respect to this Agreement.

SECTION 7.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

SECTION 7.11. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed the REGISTRATION RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

WMIH CORP.,

by	/s/ William Gallagher
Name: William Gallagher
Title: CEO

[Signature Page to Registration Rights Agreement]

FIF HE HOLDINGS LLC,

by	/s/ Peter Smith
Name: Peter Smith
Title: Manager

[Signature Page to Registration Rights Agreement]

2